PSBDI-1-399 PSBDI-1-399x


                             Chase Vista Bond Funds

                        Supplement Dated October 19, 1999
                           Institutional Shares Class
                        Prospectus Dated February 26,1999
The first sentence of the second paragraph under the heading "Distribution and Taxes" on page 36 of the prospectus is replaced with the following:

The U.S. Government Securities Fund declares dividends on a daily basis. The Bond Fund, Strategic Income Fund and Short-Term Bond Fund declare dividends on a monthly basis. All Funds distribute the net investment income monthly

The following paragraphs replace "The Portfolio Manager" section on page 32 of the Prospectus:

SHORT-TERM BOND FUND
The Portfolio Manager is H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase. Mr. Harper has been responsible for the Fund since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

U.S. GOVERNMENT SECURITIES FUND
The portfolio managers are Michael Bennis, a Vice President and Senior Portfolio Manager at Chase and Timothy Neumann, Head of Taxable Core Investment Group at Chase. They have been responsible for the Fund since December 1996 and October 1999 respectively. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette. Mr. Neumann has been responsible for of the Fund since January 1997. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance

BOND FUND
The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase and Mr. Neumann. Mr. Russell has been responsible for the Fund since May 1998. Mr. Neumann has been
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responsible for the Funds since October of 1999. Mr. Russell joined Chase in
1990 and has held several positions within the U.S. fixed income area including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team.


STRATEGIC INCOME FUND
Craig Blessing and Leonard Lovito, a Vice president and Senior Portfolio Manager at Chase, are responsible for the management of the Fund since it's inception. Mr. Blessing joined Chase in 1996. Between 1992 and 1996, he was Director of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr Lovito was Vice Presindent at
J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr Lovito was a senior Secucuties Adminisrator in the investment department of the Dime Savings Bank of New York.


Bartlett R. Greer, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since the Fund's inception. Mr. Greer joined SSR in 1981 and manages other institutional accounts, including mutual funds, that invest in high yield and other securities.















                                                                  PSBDI3-36-1099